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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                              December 5, 1997
                              (Date of Report)


                             SOLV-EX CORPORATION
           (Exact Name of Registrant as specified in its charter)

                                  New Mexico
              (State or other jurisdiction of incorporation)

              0-9897                                    85-0283729
     ------------------------             ------------------------------------
     (Commission File Number)             (IRS Employer Identification Number)


                   2127 Menaul NE, Albuquerque, New Mexico  87107
                   ----------------------------------------------
            (Address of principal executive offices including zip code)


                                  (505) 883-0331
               ---------------------------------------------------
               (Registrant's telephone number including area code)


       500 Marquette Avenue NW, Suite 300, Albuquerque, New Mexico  87102
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) On December 5, 1997 KPMG Peat Marwick resigned as the Registrant's principal independent accountant. Financial Statements of the Registrant for the past two years prepared by KPMG Peat Marwick did not contain an adverse opinion, a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles. The decision was made by KPMG Peat Marwick, and was neither approved nor disapproved by the Registrant's audit committee or Board of Directors. During the two most recent fiscal years there has been no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolve to the satisfaction of KPMG Peat Marwick would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

(b) The Registrant has not engaged any firm of accountants to act as its principal independent accountant as successor to KPMG Peat Marwick. The Registrant has not consulted any such firm regarding any accounting principles or disagreements with its former principal independent accountant.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)  FINANCIAL STATEMENTS:

     None

(c)  EXHIBITS

     16. Letter from KPMG Peat Marwick dated December 5, 1997, addressed to the Securities and Exchange Commission.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 27, 1998                       SOLV-EX CORPORATION
                                           (Registrant)


                                       By  /s/ JOHN S. RENDALL
                                         ------------------------------------
                                         John S. Rendall, Chairman